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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       __________________________________

                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  June 10, 1996

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)


         Pennsylvania                  1-977                   25-0877540
         ------------                  -----                   ----------
   (State or other juris-         (Commission File           (IRS Employer
  diction of incorporation)             Number)             Identification
                                                                Number)


Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.          15222-1384
- ---------------------------------------------------          ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:         (412) 244-2000
                                                            --------------

                               Page 1 of 5 Pages
                            Exhibit Index on Page 4


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Item 5.  Other Events
         ------------

         On June 10, 1996, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)     Exhibits

         A press release issued by the registrant on June 10, 1996 is filed as Exhibit 99 to this Report.


                               Page 2 of 5 Pages
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTINGHOUSE ELECTRIC CORPORATION
                                                  (Registrant)


                                        By: /s/ FREDRIC G. REYNOLDS
                                            -----------------------
                                               Fredric G. Reynolds
                                               Executive Vice President
                                               and Chief Financial Officer



Date:  June 10, 1996


                               Page 3 of 5 Pages
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                                 EXHIBIT INDEX


Exhibit No.                   Description                   Sequential Page No.

    99                 A press release issued by the                  5
                       Company on June 10, 1996.


                               Page 4 of 5 Pages